Exhibit 10.32


                       Solicitation Partnership Agreement

     This Solicitation Partnership Agreement, effectively dated August 4, 2003, is entered into by and between CHG Allied, Inc., a Delaware corporation (CHGA, or the "Solicitation Partner" or "SP"), whose address is 3081 Holcomb
Bridge Road, C-2, Norcross, GA 30071, and EBG Consulting, Inc., a Nevada Corporation, (the EBG"), who address is 5080 N. 40th Street, #105, Phoenix, Arizona 85018, and Telco Billing, Inc., a wholly owned subsidiary of YP Net, Inc., both Nevada corporations (the "YPNET") whose address is 4840 E. Jasmine #110, Mesa, AZ 85205 with reference to the following:

     1. YPNT is engaged in the provision of internet yellow pages and access, pursuant to which YPNT mails to potential clients a solicitation in the form of a solicitation check, which, if cashed or deposited, signs that entity up for Internet Yellow Page / internet services / telephony services provided by YPNT.

     2. SP is engaged in business as a marketer of access to various types of medical practioners, and as such maintains accurate lists of its [associates, member/shareholders/clients, etc. (the "Recipients") which SP regularly mails to and believes would be interested in and would benefit from YPNT services.

     3. EBG is engaged in the non-exclusive business of procuring clients for such services. EBG has introduced the SP to YPNT, and YPNT and SP have agreed as provided pursuant to the terms of this Solicitation Partnership Agreement, to include with SP's regular mailings and or to mail YPNT's client solicitation material to Recipients, substantially in the form of "Exhibit A" hereto (the "Solicitation Material"), which material included a solicitation check (the
"Solicitation Check"), (collectively the Co-Mailing") which, once cashed or deposited converts a Recipient to a "Subscriber" by documenting that Recipient's agreement to as well as subscription for Internet Yellow Page/internet services/telephony services provided by YPNT, all as more fully set forth in the Solicitation Material.

     In consideration of the mutual premises and covenants herein contained, the parties hereto agree as follows:

I.  Obligations  of  SP:
    -------------------

     a. the SP agrees to provide YPNT with a database of the intended Recipients of the Co-Mailing, including relevant contact information so that YPNT can print, clear and reconcile cashed solicitations checks in order to identify and sign up new customers for YPNT services. YPNT will not otherwise use or disclose such database to third parties except as required to perform its duties according to this agreement or as otherwise authorized by the SP in writing.

     b. SP may provide endorsements for the YPNT and or YPNT's service, as reasonable requested by YPNT, which may or may not be included in any Co-Mailing at YPNT's sole discretion.


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     c.  SP may include the Solicitation Material and endorsement if any in SP's regular mailings to Recipients or as a separate mailer as mutually agreed to in writing.

     d. The SP shall bear all costs of mailings ("COM") for Co-Mailing except as noted in section II (a) below.

II.  Obligations  of  YPNT:
     ---------------------

     a. YPNT shall only be responsible for (i) the payment of all the printing of Solicitation Material, (ii) the payment of all amounts necessary to clear the Solicitation Checks as they are presented, and (iii) any increase in postage caused by the additional weight of the inclusion of Solicitation Material in the Co-Mailing.

     b. YPNT agrees to provide to the SP, on a monthly basis no later than the 15th day of each month, a written statement (the "Monthly Report") indicating all Recipients who have cashed and/or presented such YPNT checks for payment and who have become subscribers for services of YPNT (hereinafter, a "Subscriber"), canceled service, received refunds or adjustments from YPNT as well as the funds collected by YPNT from Subscribers during the previous month.

c. YPNT agrees to pay the SP on a monthly basis, a total of seventy-five cents ($0.75)_____ (the "Override Fee") per each individual paying Subscriber who from which YPNT has collected funds as set forth in the Monthly Report. Any payments required to be made to EBG shall be borne by YPNT and is subject to a separate agreement.

d. YPNT has the right to reject any database or portion thereof of Recipients, as well as t6o terminate any relationship with any Subscriber, as well as to refund any amount to any Subscriber at YPNT's sole and absolute discretion, and shall deduct such Override Fees already paid pertaining to such refund from the Override Fees then due or that may become due to SP and or EBG.

e. YPNT shall be required to pay an Override Fee on any funds collected from a Subscriber for up to a maximum of 36 months per subscriber.

III.  Miscellaneous:
      -------------

     a. As between YPNT and the SP, this Solicitation Partnership Agreement may be terminated at any time by YPNT or the SP, it being acknowledged and agreed however, that such termination shall not alter or amend the obligation to pay the Override Fee as provided for in herein.

     b. This agreement terminates in its entirety sixty (60) months after its effective date, except as described in number 2.e above.

     c.  Each  party  hereto  warrants  and  represents  that:

          (i) They are authorized, empowered and able to enter into and fully perform the obligations hereunder; and

          (ii) Neither this Agreement nor the fulfillment thereof shall infringe upon the personal or property rights of any person, firm or corporation;

          (iii) The services to be rendered hereunder shall not be in violation of any law, regulation or third party agreement

     d.  The  following  additional  provisions  shall  apply:

          (i) This Agreement shall be governed by and construed in accordance with the laws in force in Arizona and the parties hereby agree to submit to the courts located in the County of Phoenix, Arizona.

          (ii) All notices and other communication required or permitted to be given under this Agreement shall be in writing and shall be effective (a) when delivered personally; (b) when transmitted by electronic facsimile device or electronic mail; (c) upon receipt of such notice by Federal Express or other overnight delivery services; or (d) upon deposit in the U.S. Mail, certified or registered mail, postage prepaid and return receipt requested, addressed to the other party at its address set forth below, unless by notice a different address shall have been designated for giving notice hereunder.

For  YPNT:

                                    Licensee:  YP  Net,  Inc.
                                               ---------------------------------
                                     Address:  4840  E.  Jasmine  #110
                                               ---------------------------------
                                        City:  Mesa
                                               ---------------------------------
                             State/Zip  Code:  AZ,  85205
                                        Attn:  Greg  Crane  -  Director
                                               ---------------------------------

And  to

                                    Licensee:  Law Offices of Lewis & Rocca, LLP
                                               ---------------------------------
                                     Address:  40  N.  Central  Ave.
                                               ---------------------------------
                                        City:  Phoenix
                                               ---------------------------------
                             State/Zip  Code:  AZ,  85004
                                        Attn:  Randy  Papetti
                                               ---------------------------------

For  EBG:

                    EBG  Consulting,  Inc.
                    5080  N.  40th  Street,  #105
                    -------------------------------------------
                    Phoenix,  Arizona  85018
                    -------------------------------------------
                         Attn:    Brad  Edson
                               ------------------------


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And  to

                    Kelly  Lytton  &  Varm
                    1900  AVE  OF  THE  STARS,  Suite  1450
                    Los  Angeles,  CA  90067

                    -------------------------------------------

                    -------------------------------------------
                         Attn:  Bruce  Varm,  Esq.
                               ------------------------

For  the  SP:

                    CHG  Allied,  Inc.
                    3081  Holcomb  Bridge  Road,  C-2
                    -------------------------------------------
                    Norcross,  GA  30071
                    -------------------------------------------
                         Attn:  G  E  Spalding
                               ------------------------


     (iii) This Agreement contains the entire understanding of the parties. This Agreement may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, amendment, extension or discharge is sought.

     (iv) All parties shall defend, indemnify and hold the other parties, their licenses and assigns and the directors, officers, employees and agents of the foregoing, harmless from all claims, liabilities, damages and costs (including reasonable legal feels and court costs) arising form any breach or alleged breach by such party of any representation, warranty or agreement made by such party hereunder or from any use of the materials supplied by such party hereunder.

     (v) All parties warrant to the other that they will not be responsible for representations, warranties or statements made to other third parties whether as part of this agreement or in reference to the other in any matter.

     (vi) Nothing in this agreement shall be construed as to make any other party an agent of any other party. The SP acknowledges and agrees that EBG is not responsible for, and has no obligation, whether express or implied, for the performance of YPNT under this agreement, including but not limited to, the payment by YPNT of the Solicitation Checks, or the payment of the Override Fee. YPNT agrees to indemnify and hold harmless both the SP and EBG from any claims from any third parties, including any Recipients, relative to any of the matters covered by this Sponsorship Partnership Agreement caused by a direct result of YPNT's negligence.


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If any provision of this Agreement is determined to be invalid or unenforceable, the remaining portions hereof shall not be affected thereby and shall be binding upon the parties hereto and shall be enforceable as though said invalid or unenforceable provision were not contained herein.

     (vii) Any party may terminate this Agreement immediately upon notice in the event that another party (a) makes a general assignment for the benefit of creditors, (b) files a voluntary petition of bankruptcy, suffers or permits the appointment of a bankruptcy receiver for its business or assets, (c) becomes subject to any proceedings under any bankruptcy or insolvency law where such proceeding has not been dismissed within sixty (60) days or (d) has wound up or liquidated, voluntarily or otherwise.

     (viii) The parties acknowledge that it will be necessary to provide access to confidential and/or proprietary information ("Proprietary Information") to each other in connection with this Agreement. Proprietary Information shall be clearly identified or labeled as such by the disclosing party at the time of disclosure. Each party shall protect the confidentiality of the Proprietary Information of the other party in the same manner as it protects its own proprietary information of like kind. The parties shall return all Proprietary Information of the other upon the earlier of a request by the disclosing party or upon termination of the Agreement. Neither party shall reproduce, disclose or use the Proprietary Information of the other without written authorization of the other except in performing its obligations under this Agreement or as required by law. The terms and conditions of this Agreement shall be considered Proprietary Information and shall not be disclosed by either party to any third party. The limitations on reproduction, disclosure, or use of Proprietary Information shall not apply to Proprietary Information which (a) was develop3ed independently by the party receiving it; (b) was lawfully received from other sources without an obligation of confidence; (c) is published or otherwise disclosed to others by the disclosing party without restriction, or otherwise comes within the public knowledge or becomes generally known to the public without breach of this Agreement. CHGA's networks of providers, comprising a part of CHGA's Proprietary Information, as disclosed to YPNET and EGB from time to time includes, for EGB and YPNET's befit and use, providers in each of the States of the United States and in Puerto Rico. They are national networks, and thus the scope of the restrictions contained in this paragraph are national in scope, including Puerto Rico. YPNET and EGB agree that these restrictions are reasonable as to territory and subject matter addressed give the networks of providers and pricing structure it and its Members will receive as a result of this agreement.

     (ix) All parties hereto acknowledge that, in the event of a breach of the provisions contained in either of the two preceding paragraph, the amount and extent of any resulting damage to the other party would be difficult, if not impossible, to ascertain. Accordingly, the offended party may enforce its rights under such paragraph by seeking from any court of competent jurisdiction an injunction that prohibits the alleged offending party from engaging in any of the activities or practices which are deemed a breach of such provisions. The parties agree that, in any such proceeding, the offended party shall not be required to establish any irreparable harm in order to be entitled to


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injunctive  relief. Upon finding that a party has breached the applicable of the foregoing two paragraphs of this Agreement, the court shall conclusively presume that the other party has suffered irreparable harm sufficient for the entry of an injunction, and subsequent to such injunction either party may audit the books and records of the other party if necessary as part of a determination of monetary damages. In the event that an unsupported action is brought hereunder, the party bringing the action is liable for payment of the legal costs of defense incurred by the party improperly charged. The terms of this paragraph shall survive the termination of this Agreement, regardless of the reason for such termination.

     (x) It is expressly understood and agreed that, notwithstanding the title of this agreement, the relationship of each party to each other is that of an independent contractor and that neither this Agreement nor the services to be rendered hereunder shall for any purpose whatsoever or in any way or manner create, expressly or by implication, any employer-employee relationship, partnership, joint venture or other relationship other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of the Agreement. Accordingly, each party hereto acknowledges and agrees that he shall not be entitled to any benefits provided by any other party to their respective employees or affiliates (including, without limitation, such items as health and disability benefits). In addition, each party hereto shall have sole and exclusive responsibility for the payment of all federal, state and local income taxes, for all employment and disability insurance and for Social Security and other similar taxes with respect to any compensation provided by hereunder. Each party further agrees that if such party pays or becomes liable for such taxes or related civil penalties or interest as a result of a failure another party to pay taxes or report same, the party failing to pay such taxes shall indemnify and hold the party or parties paying such taxes harmless for any such liability. Each party hereto expressly assumes and accepts all responsibilities that are imposed on independent contractors by any statute, regulation, rule of law or otherwise. No party hereto is authorized to bind any other party hereto, or to incur any obligation or liability on behalf of any other party, except as expressly set forth in writing.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                                                               9/22/03

YP Net, Inc., By                              /s/  DeVal  Johnson,  Director
                                              --------------------------------
EBG Consulting Inc., By                       /s/  Stuart  Benson,  President
                                              --------------------------------
CHG Allied, Inc., By                          /s/  G  E  Spalding,  CEO
                                              --------------------------------

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